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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 6, 1998


                            THE TIMES MIRROR COMPANY
               (Exact Name of Registrant as Specified in Charter)


        DELAWARE                    1-13492                      95-4481525
(State of Incorporation)      (Commission File No.)      (IRS Employer Identification)


           TIMES MIRROR SQUARE, LOS ANGELES, CALIFORNIA        90053
           (Address of Principal Executive Offices)          (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (213) 237-3700


                                      NONE
             (Former Name or Address, if Changed Since Last Report)
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Item 5.   Other Events.

          In a press release dated May 6, 1998, The Times Mirror Company ("Times Mirror") and Harcourt General, Inc. ("Harcourt General") jointly announced that Harcourt General has signed a definitive agreement to acquire Mosby, Inc., Times Mirror's professional health sciences publishing business, in a transaction valued at $415 million.

          Attached as Exhibit 99 and incorporated herein by reference to this Form 8-K is a copy of the press release, dated May 6, 1998, of Times Mirror and Harcourt General.

Item 7.   Exhibits

          (c)   Exhibits

                   99 Press Release issued by The Times Mirror Company and Harcourt General on May 6, 1998





                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        THE TIMES MIRROR COMPANY
                                              (Registrant)


Date:  May 12, 1998                     By: /s/ Thomas Unterman
                                            -----------------------------
                                            Thomas Unterman
                                            Executive Vice President and
                                            Chief Financial Officer